UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

VOCODIA HOLDINGS CORP

(Name of Registrant As Specified In Its Charter)

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☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

VOCODIA HOLDINGS CORP

6401 Congress Avenue, Suite #160,

Boca Raton, Florida 33487

(561) 484-5234

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

To the Holders of Common Stock of Vocodia Holdings Corp,

This Information Statement is being circulated to the stockholders of record of the outstanding common stock, $0.0001 par value per share (the “Common Stock”), of Vocodia Holdings Corp (the “Company”), as of the close of business on March 4, 2024, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our stockholders of actions taken by written consent (“Written Consents”) of the holders of a majority of the outstanding voting stock of the Company, holding approximately 50.787% of the outstanding voting capital stock of the Company (the “Majority Stockholders”). This Information Statement shall be considered the notice required under Section 17-16-724 of the Wyoming Statutes (the “WS”).

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The following action was authorized by the Written Consents:

(1)	Exercise of Series B Warrants and Series C Warrants (“Warrants”) on an alternative cashless basis using a VWAP in the calculation of such exercise that is below twenty percent (20%) of the public offering price of the common stock in the initial public offering (the “Floor Price”).

(2)	Exercise of each Series B Warrant and Series C Warrant at any exercise price below $8.5000 per share (which was 200% of the initial public offering price per Unit of 4.2500 per Unit) to be decided by the Board of Directors of the Company (“Board”).

The Company is currently listed on the Cboe BZX Exchange and is subject to the listing rules of Cboe BZX Exchange (“Cboe”). The exercise of the Warrants, implicate certain of the Cboe listing standards requiring prior stockholder approval in order to maintain our listing on Cboe.

For the purposes of complying with Cboe Exchange Rule 14.10(i)(4) in connection with the exercise of the Warrants, the Majority Stockholders’ approvals has been duly obtained. This approval not only fulfills the requirements set forth by Cboe but also aligns with our commitment to uphold the highest standards of corporate governance and stockholder rights.

The Written Consents we have received constitutes the only stockholder approval required under the WS, Cboe Exchange Rule 14.10(i)(4), our Articles of Incorporation, and our Bylaws to change the terms of exercise of the Warrants. Our Board is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

By Order of the Board of Directors,

Brian Podolak
Chief Executive Officer

March 18, 2024

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF

DIRECTORS OF THE COMPANY. WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

March 18, 2024

GENERAL INFORMATION

Vocodia Holdings Corp, a State of Wyoming corporation, with its principal executive offices located at 6401 Congress Avenue, Suite #160, Boca Raton, Florida 33487, is sending you this Notice and Information Statement to notify you of an action that the Majority Stockholders has taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company, “we,” “our,” “us,” and “Vocodia” are to Vocodia Holdings Corp, and, to the extent applicable, its subsidiaries. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Common Stock held of record by them.

Copies of this Information Statement are being mailed on or about March 18, 2024, to the holders of record of the outstanding shares of our Common Stock on March 4, 2024, which we refer to as the “Record Date.”

The following action was authorized by the Written Consents:

(1)	Exercise of Series B Warrants and Series C Warrants (“Warrants”) on an alternative cashless basis using a VWAP in the calculation of such exercise that is below twenty percent (20%) of the public offering price of the common stock in the initial public offering (the “Floor Price”).

(2)	Exercise of each Series B Warrant and Series C Warrant at any exercise price below $8.5000 per share (which was 200% of the initial public offering price per Unit of 4.2500 per Unit) to be decided by the Board of Directors of the Company (“Board”).

The Company is currently listed on the Cboe BZX Exchange and is subject to the listing rules of Cboe BZX Exchange (“Cboe”). The exercise of the Warrants, implicate certain of the Cboe listing standards requiring prior stockholder approval in order to maintain our listing on Cboe.

For the purposes of complying with Cboe Exchange Rule 14.10(i)(4) in connection with the exercise of the Warrants, the Majority Stockholders’ approvals has been duly obtained. This approval not only fulfills the requirements set forth by Cboe but also aligns with our commitment to uphold the highest standards of corporate governance and stockholder rights.

The Written Consents we have received constitutes the only stockholder approval required under the WS, Cboe Exchange Rule 14.10(i)(4), our Articles of Incorporation, and our Bylaws to change the terms of exercise of the Warrants. Our Board is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND A PROXY.

ACTION TAKEN

This Information Statement contains a brief summary of the material aspects of the action approved by the members of the Board of Directors of the Company and the Majority Stockholders.

APPROVAL OF (I) EXERCISE OF SERIES B WARRANTS AND SERIES C WARRANTS ON AN ALTERNATIVE CASHLESS EXERCISE BASIS BY USING A VWAP IN THE CALCULATION OF SUCH EXERCISE THAT IS BELOW TWENTY PERCENT (20%) OF THE PUBLIC OFFERING PRICE OF THE COMMON STOCK IN THE INITIAL PUBLIC OFFERING AND (II) EXERCISE OF EACH SERIES B WARRANT AND SERIES C WARRANT TO BE EXERCISABLE AT ANY EXERCISE PRICE BELOW $8.5000 PER SHARE TO BE DECIDED BY THE BOARD.

Pursuant to its initial public offering (the “IPO”), the Company issued 1,400,000 units (the “Units”), each consisting of (i) one share of common stock, par value $0.0001 per share, of the Company (“Common Stock”); (ii) one Series A Warrant to purchase one share of Common Stock; and (iii) one Series B Warrant to purchase one share of Common Stock (a “Series B Warrant”).

Simultaneously with the IPO, the Company also issued 495,076 Series C Warrants (each, a “Series C Warrant”) to purchase one share of Common Stock each to certain holders. The Series C Warrants have the same terms and conditions of the Series B Warrants, except that the Series C Warrants will not be registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and will not be listed on any stock exchange.

The holders of a Series B Warrant and the holders of a Series C Warrant may, at any time and in their sole discretion, exercise such Series B Warrants or Series C Warrants in whole or in part by means of an “alternative cashless exercise” in which a holder shall be entitled to receive, without the payment of additional consideration, a number of shares of common stock issuable upon exercise that will equal the product of (a) the number of shares of common stock that would be issuable upon exercise of such warrant in accordance with the terms of such warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (b) the quotient obtained by dividing (i) the exercise price minus the lowest volume weighted average price (“VWAP”) during the ten trading days immediately prior to the applicable exercise date by (ii) 50% of the lowest VWAP during the ten trading days immediately prior to the applicable exercise date. The Series B Warrants and the Series C Warrants may not be exercised on an alternative cashless exercise basis by using a VWAP in the calculation of such exercise that is below twenty percent (20%) of the public offering price of the common stock in the IPO (the “Floor Price”) until such lower VWAP is approved by the stockholders of the Company.

Our Common Stock’s listing on the Cboe BZX Exchange subjects us to Cboe BZX Exchange Rules. The issuance of shares of Common Stock in a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable Common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock triggers Exchange Rule 14.10(i)(4) requiring prior stockholder approval to maintain our listing.

On February 26, 2024, the Board approved the following (“Actions”):

(1)	Exercise of the Warrants on an alternative cashless basis using a VWAP in the calculation of such exercise that is below the Floor Price.

(2)	Exercise of each Warrant at any exercise price below $8.5000 per share (which was 200% of IPO price per Unit of 4.2500 per Unit) to be by the Board.

Section 17-16-724 of the Wyoming Statutes and our bylaws provide that actions requiring a vote of the stockholders may be approved by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The approval by at least a majority of the outstanding voting power of our voting securities is required to approve the Reverse Stock Split and the decrease in the authorized shares of common stock.

Accordingly, the following holders of a majority of the voting approved the Actions:

S.No	Name of Consenting Stockholder	Number of Shares Owned	Percentage of Beneficial Ownership*
1.	James V. Sposato	947,583	10.207%
2.	Brian Podolak	938,404	10.108%
3.	Carmel, Milazzo & Feil LLP	281,000	3.027%
4.	108 SUSSEX LLC	259,929	2.800%
5.	Kelly Gaskins	171,858	1.851%
6.	J. Evan Robertson	171,209	1.844%
7.	Sposato Family Revocable Trust	150,000	1.616%
8.	Mark Terrill	150,000	1.616%
9.	Martin Tubman	150,000	1.616%
10.	Lincoln 2000 LLC	150,000	1.616%
11.	Exchange Listing LLC	137,000	1,476%
12.	Thornhill Holdings, Ltd	130,625	1.407%
13.	Amain Bravura, LLC	125,000	1.346%
14.	Proof Positive LLC	107,133	1.154%
15.	Steve Elwell	100,000	1.077%
16.	Charles Kirkland	88,372	0.952%
17.	Edward J Borkowski	87,348	0.941%
18.	Daniel Proscia	87,348	0.941%
19.	Stephan Kuppenheimer	84,510	0.910%
20.	Raymond & Catherine Marzulli	82,369	0.887%
21.	The Brian Podolak Irrevocable Trust f/b/o Gage Podolak	50,000	0.539%
22.	The Brian Podolak Irrevocable Trust f/b/o Ty Podolak	50,000	0.539%
23.	The Brian Podolak Irrevocable Trust f/b/o Maria Fernanda Redondo Barahona	50,000	0.539%
24.	Esteban Garcia Loaiza	50,000	0.539%
25.	Silvia Nilda Piccinini	50,000	0.539%
26.	Simon Kroon IRA	35,000	0.377%
27.	Clifford Rober	30,000	0.323%
	Total Voting Power:	4,714,688	50.787%

*	Based on 9,283,679 issued and outstanding shares of Common Stock as of March 4, 2024.

Effective Date of Action by Written Consent

Per Rule 14c-2 under the Exchange Act, the corporate action taken by written consent becomes effective no earlier than twenty (20) calendar days after the first mailing or delivery of this Information Statement to Common Stockholders as of the Record Date. This Information Statement provides a comprehensive overview of the Actions approved by the holder of a majority of our outstanding Common Stock.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the Action.

OUTSTANDING VOTING SECURITIES

Each Common Stock share grants one vote on each matter submitted to stockholders. As of the Record Date, 9,283,679, Common Stock shares and were issued, outstanding, and eligible for action by written consent and notice of such action. The Majority Stockholders, including our Chief Executive Officer and our Chief Financial Officer, owned 4,714,688 shares of Common Stock shares, having a total of  4,714,688 votes, constituting 50.787% of our capital stock’s outstanding voting power on the Record Date.

The Majority Stockholders executed a written consent approving the Transaction and the actions described in this Information Statement. Since these actions have been approved by the Majority Stockholders, this Information Statement does not solicit proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This table presents information about our Common Stock’s beneficial ownership as of March 4, 2024, for (i) each named executive officer and director; (ii) all named executive officers and directors as a group; and (iii) each other stockholder known to us owning more than 5% of our outstanding Common Stock.

Beneficial ownership complies with SEC rules, generally including voting or investment power over securities. A person or group is deemed to have “beneficial ownership” of any shares they can acquire within sixty (60) days. For percentage calculations, any shares that a person can acquire within sixty days are considered issued and outstanding for that person but not for others. This table does not imply beneficial ownership admission by anyone listed.

Name	Common Stock	Percentage of Outstanding Common Stock	Percentage of Voting Power
Directors and Executive Officers
Brian Podolak(1)	1,088,404	11.724%	11.724%
James Sposato(2)	1,097,573	11.823%	11.823%
Scott Silverman(3)	130,625	1.407%	1.407%
Randall Miles	-	-	-
Lourdes Felix	-	-	-
Ned Siegel	-	-	-
Total for Directors and Executive Officers:	2,316,602	24.954%	24.954%

(1)	Includes 150,000 shares of Common Stock held by The Brian Podolak Irrevocable Trust of which Brian Podolak is a beneficiary.

(2)	Includes 150,000 shares of Common Stock held by The Sposato Family Revocable Trust of which James Sposato is a beneficiary.

(3)	Includes 130,625 shares of Common Stock held by Thornhill Holdings Ltd, of which Scott Silverman is a majority shareholder.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements in addition to historical information. When used in this Information Statement, the words “can,” “will,” “intends,” “expects,” “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. Any forward-looking statements made by the Company in this Information Statement speak only as of the date hereof. Factors or events that affect the transactions or could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

IMPORTANT NOTICE ABOUT FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements along with historical data. Phrases like “can,” “will,” “plans,” “expects,” “believes,” and similar terms are used to identify forward-looking statements. These statements discuss our expectations for future events or our future performance. It is important to Note that these forward-looking statements are only our predictions as of now, and actual events or results could differ for various reasons. We are not obligated to update these statements if things change, except as required by law.

MORE INFORMATION

We file reports with the SEC. These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to Vocodia Holdings Corp, 6401 Congress Avenue, Suite #160, Boca Raton, Florida 3348, Attn: Secretary, or by telephoning the Company at (561) 484-5234.

DOCUMENT DELIVERY FOR SHARED ADDRESSES

We appreciate your cooperation with our effort to send fewer mailings to households that share an address. If we are sending one copy of our documents to a shared address but you would prefer your own copy, just let us know. You can request this by writing or calling us at the contact details provided. If you are currently receiving multiple copies at a shared address and would prefer just one copy for the household, please inform us in the same way.

NO ACTION NEEDED FROM STOCKHOLDERS

As a stockholder, you do not need to take any action in response to this document. However, the law requires us to send you this information at least 20 days before any corporate action can be taken.

By Order of the Board of Directors,

Brian Podolak
Chief Executive Officer

March 18, 2024